                                             (Commission File Number): 001-09319

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            -------------------------

         Date of Report (Date of earliest event reported) : May 27, 1998


          PATRIOT AMERICAN HOSPITALITY, INC.                            WYNDHAM INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)    (Exact Name of Registrant as Specified in its Charter)
                       DELAWARE                                                  DELAWARE
           (State or Other Jurisdiction of                           (State or Other Jurisdiction of
            Incorporation or Organization)                            Incorporation or Organization)
                      94-0358820                                                94-2878485
         (I.R.S. Employer Identification No.)                      (I.R.S. Employer Identification No.)
                 1950 Stemmons Freeway                                     1950 Stemmons Freeway
                      Suite 6001                                                Suite 6001
                  Dallas, Texas 75207                                       Dallas, Texas 75207
                    (214) 863-1000                                            (214) 863-1000
      (Address, Including Zip Code, and Telephone               (Address, Including Zip Code, and Telephone
            Number, Including Area Code, of                           Number, Including Area Code, of
       Registrant's Principal Executive Offices)                 Registrant's Principal Executive Offices)

            ------------------------------                            ------------------------------

                   PAUL A. NUSSBAUM                                          JAMES D. CARREKER
   Chairman of the Board and Chief Executive Officer         Chairman of the Board and Chief Executive Officer
          Patriot American Hospitality, Inc.                            Wyndham International, Inc.
                 1950 Stemmons Freeway                                     1950 Stemmons Freeway
                      Suite 6001                                                Suite 6001
                  Dallas, Texas 75207                                       Dallas, Texas 75207
                  (214) 862-1000                                              (214) 863-1000
        (Name, Address, Including Zip Code, and                   (Name, Address, Including Zip Code, and
       Telephone Number, Including Area Code and                  Telephone Number, Including Area Code,
                 of Agent for Service)                                     of Agent for Service)

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                                   copies to:

                             GILBERT G. MENNA, P.C.
                            KATHRYN I. MURTAGH, ESQ.
                          Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000

                            -------------------------


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Item 7.  Financial Statements and Exhibits.

     This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Patriot American Hospitality, Inc. ("Patriot") and Wyndham International, Inc. ("Wyndham") on May 27, 1998 in connection with the execution of a Settlement Agreement, dated May 27, 1998, by and among Marriott International, Inc., Interstate Hotels Corporation, Interstate Hotels Company, Patriot and Wyndham.



      Exhibit

*99.1              Press Release by Patriot American Hospitality, Inc.
 99.2              Settlement Agreement, dated May 27, 1998, by and among Marriott
                   International, Inc., Interstate Hotels Corporation, Interstate Hotels Company,
                   Patriot American Hospitality, Inc. and Wyndham International, Inc.
 99.3              Form Submanagement Agreement
 99.4              Form Amendment to Tyson's Corner Management Agreement
 99.5              Form Letter to Third-Party Owners
 99.6              Form Newco Charter
 99.7              Form Newco Bylaws
 99.8              Form IHC II, LLC Operating Agreement
 99.9              Form Interstate Hotels, LLC Operating Agreement
 99.10             Form Voting Agreement
 99.11             Form Owners Agreement
 99.12             Form Lease between Patriot and Wyndham
 99.13             Form Primary Management Agreement between Patriot American
                   Hospitality Operating Partnership, L.P. and IHC II, LLC
 99.14             Form Guaranty
 99.15             Settlement Agreement (Fine)
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* Previously filed.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                               PATRIOT AMERICAN HOSPITALITY, INC.


Dated: May 28, 1998            By: /s/ William W. Evans III
                                   -----------------------------
                                   Name: William W. Evans III
                                   Title: President and Chief Operating Officer



                               WYNDHAM INTERNATIONAL, INC.


                               By: /s/ William W. Evans III
                                   ------------------------------
                                   Name: William W. Evans III
                                   Title: Executive Vice President



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